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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 22, 2001


                               INAMED CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


DELAWARE                        001-09741                             59-0920629
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(State or Other Juris-          (Commission File                   (IRS Employer
diction of Incorporation)       Number)                      Identification No.)


5540 Ekwill Street-Suite D, Santa Barbara, California                 93111-2919
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number:   (805) 692-5400


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On May 22, 2001, Inamed Corporation (the "Registrant") issued a press release announcing its mid-quarter sales update for the second quarter ending June 30, 2001. The Registrant's press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements
         Not Applicable

(b)      Pro Forma Financial Information
         Not Applicable

(c)      Exhibits

         99.1   Press release dated May 22, 2001.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INAMED CORPORATION


Date: May 29, 2001                By: /s/    David E. Bamberger
                                      ----------------------------------------
                                      Name:  David E. Bamberger
                                      Title: Senior Vice President, Secretary
                                             and General Counsel